As filed with the Securities and Exchange Commission on February 7, 2003

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NEKTAR THERAPEUTICS

(Exact name of registrant as specified in its charter)

Delaware	94-3134940
(State of Incorporation)	(I.R.S. Employer Identification No.)

150 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices)

2000 Non-Officer Equity Incentive Plan

(Full title of the plans)

Ajit S. Gill

Chief Executive Officer, President and Director

Nektar Therapeutics

150 Industrial Road

San Carlos, CA 94070

(650) 631-3100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mark P. Tanoury, Esq.

John M. Geschke, Esq.

Cooley Godward LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

(650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock (par value $0.0001)	1,500,000 shares	$5.295	$7,942,500.00	$730.71

(1)                                  Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h).  The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s Common Stock on February 4, 2003 as reported on the Nasdaq National Market (pursuant to Rule 457(c) under the Securities Act of 1933, as amended).  This registration statement shall cover any additional shares of Common Stock which become issuable under the 2000 Non-Officer Equity Incentive Plan set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant’s outstanding Common Stock.

INCORPORATION BY REFERENCE OF CONTENTS OF

REGISTRATION STATEMENT ON FORM S-8 NO. 333-71936

REGISTRATION STATEMENT ON FORM S-8 NO. 333-54078

REGISTRATION STATEMENT ON FORM S-8 NO. 333-32788

REGISTRATION STATEMENT ON FORM S-8 NO. 333-74669

REGISTRATION STATEMENT ON FORM S-8 NO. 333-65919

The contents of Registration Statement on Form S-8 No. 333-71936, as amended, filed with the Securities and Exchange on Commission October 19, 2001, as amended on January 15, 2002, are incorporated by reference herein.

The contents of Registration Statement on Form S-8 No. 333-54078 filed with the Securities and Exchange Commission on January 19, 2001 are incorporated by reference herein.

The contents of Registration Statement on Form S-8 No. 333-32788 filed with the Securities and Exchange Commission on March 17, 2000 are incorporated by reference herein.

The contents of Registration Statement on Form S-8 No. 333-74669 filed with the Securities and Exchange Commission on March 19, 1999 are incorporated by reference herein.

The contents of Registration Statement on Form S-8 No. 333-65919 filed with the Securities and Exchange Commission on October 20, 1998 are incorporated by reference herein.

EXHIBITS

Exhibit Number		Description

3.1	(1)	Certificate of Incorporation of Registrant

3.2	(1)	Bylaws of Registrant

3.3	(2)	Certificate of Amendment of the Amended Certificate of Incorporation of Registrant

3.4	(11)	Certificate of Designation of Series A Junior Participating Preferred Stock of Registrant

3.5	(12)	Certificate of Designation of Series B Convertible Preferred Stock of Registrant

3.6	(14)	Certificate of Ownership and Merger of Registrant

4.1		Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6

4.2	(3)	Restated Investor Rights Agreement, dated April 29, 1993, as amended October 29, 1993, by and among Registrant and certain other persons named therein

4.3	(4)	Stock Purchase Agreement, dated January 18, 1995, by and between Registrant and Pfizer Inc.

4.4	(5)	Form of Purchase Agreement, dated January 28, 1997, by and between Registrant and the individual Purchasers

4.5	(6)	Stock Purchase Agreement, dated December 8, 1998, by and between Registrant and Capital Research and Management Company

4.6	(7)	Purchase Agreement, dated October 6, 1999, by and among Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.7	(7)	Resale Registration Rights Agreement, dated October 13, 1999, by and among Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.8	(7)	Indenture, dated October 13, 1999, by and between Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee

4.9	(7)	Form of Registrant Registration Rights Agreement, dated January 25, 2000, by and between Registrant and Selling Shareholder

4.10	(8)

Purchase Agreement, dated February 2, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.11	(8)

Resale Registration Rights Agreement, dated February 8, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.12	(8)	Indenture, dated February 8, 2000, by and between Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee

4.13	(14)	Speciman common stock certificate of Registrant

4.14	(9)	Speciman warrants to purchase shares of common stock of Registrant

4.15	(10)

Purchase Agreement, dated October 11, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.16	(10)

Resale Registration Rights Agreement, dated October 17, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.17	(10)	Indenture, dated October 17, 2000, by and between Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee

4.18	(11)	Rights Agreement, dated January 1, 2001, by and between Registrant and Mellon Investor Services LLC

4.19	(11)	Form of Right Certificate of Registrant

4.20	(12)	Stock Purchase Agreement, dated January 7, 2002, by and between Registrant and Enzon, Inc.

4.21	(13)	Common Stock Purchase Agreement, dated June 7, 2002, by and between Registrant and AFAC Equity L.P.

4.22	(13)	Common Stock Purchase Agreement, dated July 9, 2002, by and between Registrant and AFAC Equity L.P.

5.1	(15)	Opinion of Cooley Godward LLP

23.1	(15)	Consent of Ernst & Young LLP, independent auditors

23.2	(15)	Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24	(15)	Power of Attorney is contained on the signature pages.

99.1	(15)	2000 Non-Officer Equity Incentive Plan, as amended as of November 12, 2002

(1)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(3)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-1 (No. 33-75942), as amended.

(4)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-1 (No. 33-89502), as amended.

(5)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-20787).

(6)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-68897), as amended.

(7)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-94161), as amended.

(8)                                Incorporated by reference to the indicated exhibit in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1999.

(9)                                Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10)                            Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-53678), filed on January 12, 2001.

(11)                            Incorporated by reference to the indicated exhibit in the Registrant’s Current Report on Form 8-K, filed on June 4, 2001.

(12)                            Incorporated by reference to the indicated exhibit in the Registrant’s Current Report on Form 8-K, filed on January 8, 2002.

(13)                          Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

(14)                            Incorporated by reference to the indicated exhibit in the Registrant’s Current Report on Form 8-K, filed on January 23, 2003.

(15)                            Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California, on February 7, 2003.

NEKTAR THERAPEUTICS

By:	/s/ Brigid A. Makes
Brigid A. Makes
Chief Financial Officer, Vice President of Finance and Administration and Assistant Secretary (Principal Financial and Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ajit S. Gill and Brigid A. Makes, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or for her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ajit S. Gill	President, Chief Executive Officer and Director (Principal Executive Officer)	February 7, 2003
Ajit S. Gill

/s/ Robert B. Chess	Executive Chairman of the Board of Directors	February 7, 2003
Robert B. Chess

/s/ Brigid A. Makes	Chief Financial Officer, Vice President of Finance and Administration and Assistant Secretary (Principal Financial and Accounting Officer)	February 7, 2003
Brigid A. Makes

/s/ John S. Patton	Founder, Chief Scientific Officer and Director	February 7, 2003
John S. Patton, Ph.D.

/s/ Michael Brown	Director	February 7, 2003
Michael Brown

/s/ James B. Glavin	Director	February 7, 2003
James B. Glavin

/s/ Christopher A. Kuebler	Director	February 7, 2003
Christopher A. Kuebler

/s/ Irwin Lerner	Director	February 7, 2003
Irwin Lerner

/s/ Melvin Perelman	Director	February 7, 2003
Melvin Perelman, Ph.D.

/s/ Roy A. Whitfield	Director	February 7, 2003
Roy A. Whitfield

EXHIBITS

Exhibit Number		Description

3.1	(1)	Certificate of Incorporation of Registrant

3.2	(1)	Bylaws of Registrant

3.3	(2)	Certificate of Amendment of the Amended Certificate of Incorporation of Registrant

3.4	(11)	Certificate of Designation of Series A Junior Participating Preferred Stock of Registrant

3.5	(12)	Certificate of Designation of Series B Convertible Preferred Stock of Registrant

3.6	(14)	Certificate of Ownership and Merger of Registrant

4.1		Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6

4.2	(3)	Restated Investor Rights Agreement, dated April 29, 1993, as amended October 29, 1993, by and among Registrant and certain other persons named therein

4.3	(4)	Stock Purchase Agreement, dated January 18, 1995, by and between Registrant and Pfizer Inc.

4.4	(5)	Form of Purchase Agreement, dated January 28, 1997, by and between Registrant and the individual Purchasers

4.5	(6)	Stock Purchase Agreement, dated December 8, 1998, by and between Registrant and Capital Research and Management Company

4.6	(7)	Purchase Agreement, dated October 6, 1999, by and among Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.7	(7)	Resale Registration Rights Agreement, dated October 13, 1999, by and among Registrant and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.8	(7)	Indenture, dated October 13, 1999, by and between Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee

4.9	(7)	Form of Registrant Registration Rights Agreement, dated January 25, 2000, by and between Registrant and Selling Shareholder

4.10	(8)

Purchase Agreement, dated February 2, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.11	(8)

Resale Registration Rights Agreement, dated February 8, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.12	(8)	Indenture, dated February 8, 2000, by and between Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee

4.13	(14)	Speciman common stock certificate of Registrant

4.14	(9)	Speciman warrants to purchase shares of common stock of Registrant

4.15	(10)

Purchase Agreement, dated October 11, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.16	(10)

Resale Registration Rights Agreement, dated October 17, 2000, by and among Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.17	(10)	Indenture, dated October 17, 2000, by and between Registrant as Issuer and Chase Manhattan Bank and Trust Company, National Association as Trustee

4.18	(11)	Rights Agreement, dated January 1, 2001, by and between Registrant and Mellon Investor Services LLC

4.19	(11)	Form of Right Certificate of Registrant

4.20	(12)	Stock Purchase Agreement, dated January 7, 2002, by and between Registrant and Enzon, Inc.

4.21	(13)	Common Stock Purchase Agreement, dated June 7, 2002, by and between Registrant and AFAC Equity L.P.

4.22	(13)	Common Stock Purchase Agreement, dated July 9, 2002, by and between Registrant and AFAC Equity L.P.

5.1	(15)	Opinion of Cooley Godward LLP

23.1	(15)	Consent of Ernst & Young LLP, independent auditors

23.2	(15)	Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24	(15)	Power of Attorney is contained on the signature pages.

99.1	(15)	2000 Non-Officer Equity Incentive Plan, as amended as of November 12, 2002

(1)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(3)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-1 (No. 33-75942), as amended.

(4)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-1 (No. 33-89502), as amended.

(5)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-20787).

(6)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-68897), as amended.

(7)                                  Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-94161), as amended.

(8)                                Incorporated by reference to the indicated exhibit in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1999.

(9)                                Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10)                            Incorporated by reference to the indicated exhibit in the Registrant’s Registration Statement on Form S-3 (No. 333-53678), filed on January 12, 2001.

(11)                            Incorporated by reference to the indicated exhibit in the Registrant’s Current Report on Form 8-K, filed on June 4, 2001.

(12)                            Incorporated by reference to the indicated exhibit in the Registrant’s Current Report on Form 8-K, filed on January 8, 2002.

(13)                          Incorporated by reference to the indicated exhibit in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

(14)                            Incorporated by reference to the indicated exhibit in the Registrant’s Current Report on Form 8-K, filed on January 31, 2003.

(15)         Filed herewith.